UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 10, 2026
Date of Report (date of earliest event reported)
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GigaCloud Technology Inc
(Exact name of registrant as specified in its charter)
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Cayman Islands (State or other jurisdiction of incorporation or organization)	001-41454 (Commission File Number)	00-0000000 (I.R.S. Employer Identification Number)
4388 Shirley Ave El Monte, CA 91731
(Address of principal executive offices and zip code)
(626) 912-8886
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A ordinary shares, par value $0.05 per share	GCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
As previously disclosed on May 11, 2026, an affiliated entity of Mr. Lei Wu, Chief Executive Officer of GigaCloud Technology Inc (the “Company”), filed a notice on Form 144 indicating its intent to enter into a prepaid variable forward transaction with respect to up to 700,000 Class A ordinary shares of the Company (the “PVFC Shares”). The previously disclosed PVFC was expected to be executed no later than June 29, 2026, and was expected to have a tenor of approximately three years. Since such disclosure and through the date hereof, the prepaid variable forward transaction has only been executed with respect to 286,058 PVFC Shares due to unfavorable market conditions, and, as a result, 413,942 PVFC Shares remain subject to execution under the previously disclosed arrangement.
Mr. Wu completed applicable internal procedures and received approval to permit his affiliated entity to complete the previously disclosed arrangement with respect to the remaining 413,942 PVFC Shares during the Company’s next open trading window and, in any event, no later than September 30, 2026, subject to market conditions. The contemplated transaction does not increase the maximum number of PVFC Shares covered by the arrangement beyond the 700,000 PVFC Shares previously disclosed.
The transaction remains part of Mr. Wu’s previously disclosed orderly diversification and liquidity planning and does not involve any sale of shares by the Company or issuance of new shares. Mr. Wu has informed the Company that, absent unforeseen changes in circumstances, he presently has no intention to execute any sales of Company shares, beyond the 700,000 PVFC Shares previously disclosed, during the 12-month period following June 29, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 10th day of August 2026.

GigaCloud Technology Inc

By:	/s/ Larry Lei Wu
Name:	Larry Lei Wu
Title:	Chairman of the Board of Directors and Chief Executive Officer